The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2017

Royce International Premier Fund

Effective as of the date hereof, R Class shares of Royce International Premier Fund are closed to all purchases and exchanges.

April 16, 2018

RIP-R-0418